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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 12, 2004


                        RETURN ON INVESTMENT CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                    033-36198                  22-3038309
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                       1825 Barrett Lakes Blvd., Suite 260
                             Kennesaw, Georgia 30144
                              (Address of Principal
                               Executive Offices)


                          (770) 517-4750 (Registrant's
                     telephone number, including area code)


                                      None
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 12, 2004, Return On Investment Corporation (the "Company") issued a press release regarding its financial results for the year ended June 30, 2004. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1  Press Release, dated October 12, 2004


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    RETURN ON INVESTMENT CORPORATION



Date: October 12, 2004              By: /s/ Arol R. Wolford
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                                        Arol R. Wolford
                                        President and Chief Executive Officer